Exhibit 10.21d

Extension of LOI

The Term Sheet effective as of April 25, 2023 and extended as of November 29, 2023, April 29, 2024 and August 16, 2024, is between Cycurion Inc, a Delaware corporation (the “Buyer”) with principal offices located at 1640 Boro Place, Fourth Floor, McLean, Virginia 22102, and SLG Innovation, Inc., an Illinois corporation (the “Company”) with principal offices located at 110 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 and the holders of a majority of the outstanding capital stock of the Company (the “Majority Shareholders”) have agreed to extend the termination date of the Binding term sheet to April 11, 2025. The date set forth in Term Sheet of November 30, 2023 is hereby extended to April 11, 2025.

[signatures on the next page]

IN WITNESS WHEREOF, the Company has caused this Term Sheet extension to be signed in its name by its duly authorized officer effective as of December 31, 2024.

SLG INNOVATION, INC.

By:	/s/ Ed Burns
Ed Burns, Chief Executive Officer

/s/ ED BURNS
ED BURNS, shareholder

/s/ KEN COBB
KEN COBB, shareholder

CYCURION, INC.

By:	/s/ Alvin McCoy, III
Alvin McCoy, III, Chief Financial Officer